U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 6, 1998 (May 4, 1998)


                     GREIF BROS. CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                     1-566            31-4388903
(State or other jurisdiction       (Commission       (I.R.S. Employer
     of incorporation)             File Number)     Identification No.)


           425 Winter Road, Delaware, Ohio             43015
     	(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code 	  740-549-6000


                            Not Applicable
     (Former name or former address, if changed since last report)


                           Page 1 of 5 Pages
                     Index to Exhibits at Page 3




Item 5.   Other Events

	On May 4, 1998, Greif Bros. Corporation, a Delaware corporation, and RDJ Holdings, a privately held company, agreed to form a joint venture to operate the sheet feeder plants of Michigan Packaging Company, Ohio Packaging Corporation and their respective subsidiaries. The joint venture will be named CorrChoice, with headquarters in Massillon, Ohio.

	The joint venture will initially have six sheet feeder plants. The plants are Michigan Packaging Company in Mason and Grand Rapids, Michigan; Ohio Packaging Corporation in Massillon, Ohio; Combined Containerboard in Cincinnati, Ohio; Multicorr Corporation in Louisville, Kentucky; and Southeastern Packaging Company in Concord North Carolina.

	The joint venture is described in the press release issued by the Company on May 4, 1998, which is included herewith as Exhibit 99.


Item 7.    Financial Statements and Exhibits

(a)  - (b)  Not applicable

(c)   Exhibits:

      Exhibit Number                   Description

           99                        Press Release issued
                                     May 4, 1998




                          SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: May 6, 1998                          Greif Bros. Corporation



                                       BY /s/ Michael J. Gasser
                                              Michael J. Gasser, Chairman
                                              and Chief Executive Officer



                             INDEX TO EXHIBITS


  Exhibit Number               Description                Pages

      99                  Press Release issued           4 and 5
                          May 4, 1998